UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 15, 2022 (December 17, 2022)

Stellus Private Credit BDC

(Exact name of registrant as specified in its charter)

Delaware	000-56378	87-6878660
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

4400 Post Oak Parkway, Suite 2200
Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 292-5400

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On November 1, 2022, the Board of Trustees (the “Board”) of Stellus Private Credit BDC (the “Company”) approved an amended and restated dividend reinvestment plan (the “Amended and Restated DRIP”). The Amended and Restated DRIP will become effective on December 17, 2022, thirty (30) days after notice of the Amended and Restated DRIP was sent to shareholders.

Pursuant to the Amended and Restated DRIP, shareholders will be permitted to elect to receive the entirety or a portion of a distribution in cash. Further, the Amended and Restated DRIP requires that any change to a shareholder’s election under the Amended and Restated DRIP be received by Broadridge Corporate Issuer Solutions, Inc. (the “Plan Administrator”) no later than five (5) business days prior to the record date for such distribution set by the Company’s Board. The current dividend reinvestment plan is silent as to whether a shareholder may elect to receive a portion of a distribution in cash and requires that the notice to opt out or otherwise change a shareholder’s election must be received by the Plan Administrator no later than the record date set by the Company’s Board for such distribution.

The Amended and Restated DRIP will continue to be an “opt-out” plan, meaning that shareholders will receive dividends in the form of additional common shares of beneficial interest unless they notify the Plan Administrator that they instead desire to receive cash.

The description above is only a summary of the material provisions of the Amended and Restated DRIP and is qualified in its entirety by reference to a copy of the Amended and Restated DRIP, which is filed as Exhibit 4.1 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Amended and Restated Dividend Reinvestment Plan of Stellus Private Credit BDC, effective as of December 17, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Stellus Private Credit bdc

Date: December 15, 2022	By:	/s/ W. Todd Huskinson
		Name:	W. Todd Huskinson
		Title:	Chief Financial Officer, Chief Operating Officer and Secretary